UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2007

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2007, the Board of Directors of Southwest Airlines Co. (the “Company”) approved the amendment and restatement of the Company’s 2005 Excess Benefit Plan (the “Plan”).  The purpose of the amendment and restatement was to technically conform the Plan to the requirements of the final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended.  The terms of the amended and restated 2005 Excess Benefit Plan (which is filed as Exhibit 99.1 to this Current Report) are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

99.1      Southwest Airlines Co. 2005 Excess Benefit Plan (as amended and restated effective January 1, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: November 20, 2007	By:	/s/ Laura Wright
Laura Wright
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Southwest Airlines Co. 2005 Excess Benefit Plan (as amended and restated effective January 1, 2008).